UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2009

DreamWorks Animation SKG, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32337	68-0589190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Flower Street, Glendale, California	91201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 695-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) DreamWorks Animation SKG, Inc. (the “Company”) announced that Philip Cross, the Company’s Chief Accounting Officer, will be stepping down from his position through the end of February 2010 following completion of the Company’s 2009 audited financial statements. The Company currently expects that Heather O’Connor, who currently holds the position of Director, SEC Reporting, will become Chief Accounting Officer at such time, subject to appointment by the Company’s Board of Directors. After he steps down as Chief Accounting Officer, Mr. Cross will remain with the Company as an employee or consultant for several months to assist with transition issues as requested by the Company.

A copy of the press release announcing these personnel changes is attached hereto as Exhibit 99.1

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release dated December 14, 2009 issued by DreamWorks Animation SKG, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DreamWorks Animation SKG, Inc.

Date: December 14, 2009	By:	/S/ LEWIS COLEMAN
Lewis Coleman
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 14, 2009 issued by DreamWorks Animation SKG, Inc.

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